CERTIFICATION PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT

I, Stephen C. Miller, President of Boulder Total Return Fund, Inc. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    JANUARY 19, 2004               /S/ STEPHEN C. MILLER
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                                        Stephen C. Miller, President
                                        (principal executive officer)


I, Carl D. Johns, Vice President and Treasurer of Boulder Total Return Fund, Inc. (the "Registrant"), certify that:

         1. The Form N-CSR of the Registrant (the "Report") fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934, as amended; and

         2. The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Registrant.


Date:    JANUARY 20, 2004            /S/ CARL D. JOHNS
     ----------------------          -------------------------------------------
                                     Carl D. Johns, Vice President and Treasurer
                                     (principal financial officer)